DYNEX LOGO






                               Dynex Capital, Inc.




--------------------------------------------------------------------------------


                    Notice of Annual Meeting of Stockholders
                                       and
                                 Proxy Statement


--------------------------------------------------------------------------------




                         Annual Meeting of Stockholders
                                  May 30, 2003

                                   DYNEX LOGO



                               DYNEX CAPITAL, INC.


                                                                  April 21, 2003



To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders of Dynex Capital, Inc. (the "Company") to be held at The Place At Innsbrook located at 4036 Cox Road, Glen Allen, Virginia on Friday, May 30, 2003, at 9:00 a.m. Eastern Time.

      The business of the meeting is to consider and act upon (i) the election of directors of the Company, and (ii) approve the appointment of Deloitte & Touche LLP, independent certified public accountants, as auditors for the Company.

      While stockholders may exercise their right to vote their shares in person, we recognize that many stockholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy which will enable you to vote your shares on the issues to be considered at the Annual Meeting even if you are unable to attend. All you need to do is mark the proxy to indicate your vote, date and sign the proxy, and return it in the enclosed postage-paid envelope as soon as conveniently possible. If you are a common stockholder and desire to vote your shares of common stock in accordance with management's recommendations, you need not mark your votes on the proxy but need only sign, date and return the common proxy card in the enclosed postage-paid envelope in order to record your vote. If you are a preferred stockholder and desire to vote your shares of preferred stock for one or both of the preferred nominees, you must mark your votes on the preferred proxy card and return such proxy card in the enclosed postage-paid envelope in order to record your vote.

                                      Sincerely,



                                      Eric P. Von der Porten
                                      Chairman of the Board



                                      Stephen J. Benedetti
                                      Executive Vice President and
                                       Chief Financial Officer

                                   DYNEX LOGO





                               DYNEX CAPITAL, INC.

                            4551 Cox Road, Suite 300
                           Glen Allen, Virginia 23060
                                 (804) 217-5800
                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

      The Annual Meeting of Dynex Capital, Inc. (the "Company") will be held at The Place At Innsbrook located at 4036 Cox Road, Glen Allen, Virginia on Friday, May 30, 2003, at 9:00 a.m. Eastern Time, to consider and act upon the following matters:

1.  Holders of our common stock will:

    A. Elect five (5) directors of the Company, to hold office until the next annual meeting and until their successors are elected and duly qualified;

    B. Consider and ratify the selection of Deloitte & Touche LLP, independent certified public accountants, as auditors for the Company; and

    C. Transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

2.  Holders of our preferred stock will:

    A. Elect two (2) directors of the Company, to hold office until the earlier of (i) the next annual meeting and until their successors are elected and duly qualified, or (ii) the date upon which the consolidated shareholders' equity of the Company at the end of any subsequent calendar quarter equals or exceeds 150% of the aggregate liquidation preference of the then outstanding preferred stock (provided that there shall not then be arrears on the dividends on Series A, Series B or Series C Preferred Stock).

      Only stockholders of record at the close of business on April 18, 2003, the record date, will be entitled to vote at the Annual Meeting.

      Management desires to have maximum representation at the Annual Meeting and respectfully requests that you date, execute and promptly mail the enclosed proxy in the accompanying postage-paid envelope. A proxy may be revoked by a stockholder by notice in writing to the Secretary of the Company at any time prior to its use, by presentation of a later-dated proxy, or by attending the Annual Meeting and voting in person.

                                      By order of the Board of Directors



                                      Stephen J. Benedetti
                                      Secretary


Dated:  April 21, 2003

                                   DYNEX LOGO




                            4551 Cox Road, Suite 300
                              Glen Allen, VA 23060
                                 (804) 217-5800


                                [MAP OMITTED]


Directions from the North on Interstate 95:
Take the Interstate 295 West-Charlottesville exit. Travel approximately 8.5 miles on Interstate 295 West towards Charlottesville. Take the Nuckols Road-South Exit. Travel approximately 1.0 miles to the second stop light at the corner of Cox and Nuckols Road. Turn right on Cox Road. Travel approximately 1.5 miles. Turn right at third stop light at Broad Street. Travel approximately 0.5 miles. Turn right at Dominion Boulevard. Travel approximately 0.2 miles. Turn right at The Place entrance.

Directions from the Richmond International Airport:
(In regards to the map above - Interstate 64 should be used as a reference point only)
As you leave the airport on 156 North-Airport Drive follow the "to 295-North" signs. You will pass the Interstate 64 East and West exits and the Interstate 295 South exit. After these exits, continue on 156 North-Airport Drive approximately 2.5 miles. Take the "295 North to 95-North and 64-West" exit North towards Washington. Stay on Interstate 295 North for approximately 19.5 miles. Take the Nuckols Road-South Exit. Travel approximately 1.0 miles to the second stop light at the corner of Cox and Nuckols Road. Turn right on Cox Road. Travel approximately 1.5 miles. Turn right at third stop light at Broad Street. Travel approximately 0.5 miles. Turn right at Dominion Boulevard. Travel approximately
0.2 miles. Turn right at The Place entrance.

Directions from the South or Downtown Richmond:
Take Interstate 64 West to Interstate 295 towards Washington. Take the first exit - Nuckols Road South. Travel approximately 1.0 miles to the second stop light at the corner of Cox and Nuckols Road. Turn right on Cox Road. Travel approximately 1.5 miles. Turn right at third stop light at Broad Street. Travel approximately 0.5 miles. Turn right at Dominion Boulevard. Travel approximately
0.2 miles. Turn right at The Place entrance.

                                   DYNEX LOGO





                               DYNEX CAPITAL, INC.
                             4551Cox Road, Suite 300
                           Glen Allen, Virginia 23060
                                 (804) 217-5800
                          ----------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 30, 2003

To Our Stockholders:
--------------------

      This Proxy Statement is furnished with the solicitation by the Board of Directors of Dynex Capital, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at The Place At Innsbrook located at 4036 Cox Road, Glen Allen, Virginia on Friday, May 30, 2003, at 9:00 a.m. Eastern Time. The Annual Meeting is being held for the purposes set forth in the accompanying notice of Annual Meeting of Stockholders. This Proxy Statement, the accompanying proxy card and the notice of Annual Meeting are being provided to stockholders beginning on or about April 28, 2003.


                               GENERAL INFORMATION
                               -------------------

Solicitation
------------

      The enclosed proxy is solicited by the Board of Directors of the Company. The costs of this solicitation will be borne by the Company. Proxy solicitations will be made by mail, and also may be made by personal interview, telephone and telegram by directors and officers of the Company. Brokerage houses and nominees will be requested to forward the proxy soliciting material to the beneficial owners of the Company's common stock and preferred stock and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding these proxy materials to such beneficial owners. Additionally, the Company has engaged the firm of MacKenzie Partners, Inc., New York, New York, to conduct proxy solicitations on its behalf at a cost estimated to be $5,000, plus reasonable out-of-pocket expenses.

Voting Rights
-------------

      Common Stock. Holders of shares of the Company's common stock at the close of business on April 18, 2003, the record date, are entitled to notice of, and to vote at, the Annual Meeting. On that date 10,873,903 shares of common stock were outstanding. Each share of common stock outstanding on the record date is entitled to one vote for each of five directors to be elected by the holders of common stock and one vote on each other matter presented to common stockholders at the Annual Meeting. The presence, in person or by proxy, of common stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum for the transaction of business at the Annual Meeting.

      Preferred Stock. Holders of shares of the Company's preferred stock at the close of business on April 18, 2003, the record date, are entitled to notice of, and to vote at, the Annual Meeting, voting as a single class, to elect two directors to the Company's Board of Directors. The holders of preferred stock are not entitled to vote on any other matter. The following table sets forth the number of shares of each class of preferred stock outstanding as of April 18, 2003 and the votes applicable to each such class:

                                                        Aggregate Number Of                            Aggregate Number Of
                        Class                                  Shares             Votes Per Share             Votes
                        -----                           -------------------       ---------------      -------------------

Series A Cumulative Convertible Preferred Stock               493,595                  1.000                 493,595
("Series A Preferred Stock")

Series B Cumulative Convertible Preferred Stock               688,189                  1.021                 702,641
("Series B Preferred Stock")

Series C Cumulative Convertible Preferred Stock               684,893                  1.250                 856,116
("Series C Preferred Stock")

      Pursuant to the Company's Articles of Incorporation, each share of preferred stock is entitled to one vote per $24.00 of stated liquidation preference. As of the record date, the stated liquidation preference of the Series A Preferred Stock was $24.00 per share, the stated liquidation preference of the Series B Preferred Stock was $24.50 per share, and the stated liquidation preference of the Series C Preferred Stock was $30.00 per share. Accordingly, holders of the Series A Preferred Stock will be entitled to 1.000 vote per share, holders of the Series B Preferred Stock will be entitled to 1.021 votes per share, and holders of the Series C Preferred Stock will be entitled to 1.250 votes per share.

Voting of Proxies - Common Stock
--------------------------------

      A proxy card, indicating COMMON shares, is being sent to the holders of the Company's common stock (the "common proxy"). Shares of common stock represented by a properly executed common proxy received in time for the Annual Meeting will be voted in accordance with the choices specified in such common proxy. If no instructions are indicated on the common proxy, the shares of common stock will be voted FOR the election of the nominees named in this Proxy Statement as common stockholder directors. If no instructions are indicated on the common proxy, shares of common stock will be voted FOR the appointment of Deloitte & Touche LLP as the Company's auditors.

Voting of Proxies--Preferred Stock
----------------------------------

      A proxy card, indicating PREFERRED shares, is being sent to holders of the Company's preferred stock (the "preferred proxy"). Shares of preferred stock represented by a properly completed and executed preferred proxy received in time for the Annual Meeting will be voted in accordance with the choices specified in such preferred proxy. If a preferred proxy is not completed in accordance with its instructions or no choices are specified on the preferred proxy, the shares of preferred stock represented by such preferred proxy will not be voted.

Revocability of Proxy
---------------------

      The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Secretary of the Company that the proxy is revoked, by presenting to the Company a later-dated proxy executed by the person executing the prior proxy, or by attending the Annual Meeting and voting in person.

Annual Report on Form 10-K
--------------------------

      The Annual Report on Form 10-K, including financial statements for the year ended December 31, 2002, which are being mailed to stockholders together with this Proxy Statement, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials.


                              ELECTION OF DIRECTORS
                              ---------------------
General
-------

     Common Stock Directors. Five directors of the Company are to be elected by the holders of the Company's common stock at the Annual Meeting to serve until the next annual meeting and until their successors are elected and duly qualified. On the recommendation of the Nominating Committee, the Board of Directors has nominated Mr. Thomas B. Akin, Mr. J. Sidney Davenport, Mr. Thomas
H. Potts, Mr. Donald B. Vaden and Mr. Eric P. Von der Porten for election by the holders of the Company's common stock to the Board of Directors at the Annual Meeting. Unless otherwise indicated, a common proxy representing common stock will be voted FOR the election of Messrs. Akin, Davenport, Potts, Vaden and Von der Porten to the Board of Directors. Each common stock director nominee has agreed to serve if elected. In the event any common stock director nominee shall unexpectedly be unable to serve, each common proxy will be voted for such other person as the Board of Directors may designate. Selected biographical information regarding each common stock director nominee is set forth below.

      Preferred Stock Directors. Pursuant to Section 9(a) of each of Articles IIIA, IIIB and IIIC of the Company's Articles of Incorporation, as amended, the holders of the Company's preferred stock are entitled to elect two directors to the Board of Directors of the Company, each to serve until the earlier of (a) the date upon which (i) the consolidated shareholders' equity of the Company at the end of any subsequent calendar quarter equals or exceeds 150% of the aggregate liquidation preference of the then outstanding preferred stock and
(ii) quarterly dividends on the Series A, Series B and Series C preferred stock are current, or (b) the next annual meeting of the stockholders of the Company and until their successors are elected and duly qualified. Mr. Leon A. Felman and Mr. Barry Igdaloff have been nominated for election by holders of preferred stock to the Board of Directors at the Annual Meeting. Each preferred stock director nominee has agreed to serve if elected. Selected biographical information regarding each preferred stock director nominee is set forth below.

Vote Required
-------------

         Common Stock Directors. The five directors to be elected by the holders of the Company's common stock will be elected by a favorable vote of a plurality of the shares of common stock represented and entitled to vote with respect to each common stock director, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of the common stock directors will not affect the election of candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by each common proxy will be voted FOR the election of each of the five common stock director nominees named below. Although it is anticipated that each common stock director nominee will be able to serve as a director, should any nominee become unavailable to serve, the shares represented by each common proxy will be voted for another person or persons designated by the Company's Board of Directors. In no event will a common proxy be voted for more than five common stock directors.

      Preferred Stock Directors. The two directors to be elected by the holders of the Company's preferred stock will be elected by a favorable vote of a plurality of the shares of preferred stock represented and entitled to vote with respect to each preferred stock director, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of the preferred stock directors will not affect the election of candidates receiving the plurality of votes. If a preferred proxy is not completed in accordance with its instructions or no choices are specified on the preferred proxy, the shares of preferred stock represented by such preferred proxy will not be voted. Although it is anticipated that each preferred stock director nominee will be able to serve as a director, should any nominee become unavailable to serve, the shares represented by each preferred proxy will not be voted for another person or persons. In no event will a preferred proxy be voted for more than two directors.

Common Stock Director Nominees
------------------------------

     Thomas B. Akin, 50, has served as the managing general partner of Talkot Capital, LLC located in Sausalito, California since 1995. Talkot Capital is the general partner for various limited partnerships investing in both private and public companies. From 1991 to 1994, Mr. Akin was the managing director of the Western United States for Merrill Lynch Institutional Services. Mr. Akin had been the regional director of the San Francisco and Los Angeles regions for Merrill Lynch Institutional Services from 1981 to 1991. Prior to Merrill Lynch, Mr. Akin was an employee of Salomon Brothers from 1978 to 1981. Mr. Akin is currently on the board of Acacia Research Inc. and Combimatrix, a private biotech company. Mr. Akin also serves on the compensation committee of Acacia Research and, the audit and compensation committees of Combimatrix.

      J. Sidney Davenport, 61, has been a director of the Company since its organization in December 1987. Mr. Davenport retired from The Ryland Group, Inc., a publicly-owned corporation engaged in residential housing construction and mortgage-related financial services, where he was a Vice President from March 1981 to January 1998. Mr. Davenport was Executive Vice President of Ryland Mortgage Company from April 1992 to January 1998. Mr. Davenport served as a director of Mentor Income Fund, Inc., a publicly traded closed-end mutual fund, from June 1992 to August 1993.

     Thomas H. Potts, 53, has been a director of the Company since its organization in December 1987. From 1987 to June 2002, Mr. Potts served as
President of the Company. Prior to that, Mr. Potts served in various positions on behalf of The Ryland Group, Inc. and its affiliates. Mr. Potts also served as President and director of Mentor Income Fund, Inc. from its inception in December 1988 until June 1992. Mr. Potts is currently the Executive Vice President, People, Process and Strategy for IndyMac Bancorp, Inc. located in Pasadena, California.

      Donald B. Vaden, 68, has been a director of the Company since January 1988. In March 1995, Mr. Vaden resumed practicing law specializing in mediation and arbitration, and is certified for general and family mediation by the Supreme Court of Virginia. He serves as a director of the Virginia Mediation Network, Inc. He is the retired past Chairman of Residential Home Funding Corporation where he served from December 1992 until February 1995.

     Eric P. Von der Porten, 45, has been a director of the Company since May 2002, and Chairman since March 2003. Since 1997, Mr. Von der Porten has served as the managing member of Leeward Investments, LLC, the general partner of Leeward Capital, L.P. He is also a director of Meredith Enterprises, Inc. (formerly known as, West Coast Realty Investors, Inc.), a real estate investment trust, and a member of the audit committee. Mr. Von der Porten earned an A.B. from the University of Chicago and an M.B.A. from the Stanford Graduate School of Business.

Preferred Stock Director Nominees
---------------------------------

     Leon A. Felman, 68, has been a director of the Company since November 2000. Mr. Felman has been a director of Allegiant Bancorp, Inc., a St. Louis, Missouri based bank holding company, since 1992. Mr. Felman also serves on the audit committee and chairs both the corporate governance committee and the ethics committee of Allegiant Bancorp. From 1968 to 1999, Mr. Felman was the president and chief executive officer of Sage Systems, Inc., which operated twenty-eight Arby's restaurants in the St. Louis, Missouri metropolitan area. Mr. Felman has been a private investor in financial institutions since 1999. Mr. Felman graduated from Carnegie Institute of Technology with a B.S. in Industrial Administration.

     Barry Igdaloff, 48, has been a director of the Company since November 2000. Mr. Igdaloff has been a registered investment advisor and the sole proprietor of Rose Capital in Columbus, Ohio, since 1995. Mr. Igdaloff graduated from Indiana University in 1976 with a B.S.B. in Accounting and in 1978 graduated from Ohio State University with a J.D. in law. Mr. Igdaloff is a non-practicing certified public accountant and a non-practicing attorney.

Information Concerning the Board of Directors
---------------------------------------------

      Barry S. Shein will resign as a member of the Board of Directors of the Company, effective May 30, 2003. Mr. Shein is resigning from the Board as a result of a need to focus his full attention on his business, The Commodore Corporation, of which he is the President. The number of directors will remain at five and Thomas B. Akin has been nominated to the slate of directors for election by the common shareholders of the Company.

      In March 2003, Mr. Potts resigned as Chairman of the Board. Mr. Von der Porten was elected to serve as Chairman of the Board until the Annual Meeting of Stockholders in May 2003, after which the Board of Directors anticipates electing a new Chairman or confirming Mr. Von der Porten to continue as Chairman.

      The Audit Committee currently consists of three independent directors: Mr. Felman, Mr. Shein and Mr. Vaden. Mr. Davenport during part of 2002 was a member of the Audit Committee. The Audit Committee, among other things, reviews and approves the scope of the annual audit undertaken by the Company's independent certified public accountants and meets with them on a regular basis to review the progress and results of their work as well as any recommendations they may make. The Audit Committee held three regular meetings in 2002. Mr. Vaden, as current Chairman of the Audit Committee, and Mr. Davenport, as prior Chairman of the Audit Committee held a total of three meetings with the Company's independent certified public accountants to review quarterly results.

     The Compensation Committee consists of four independent directors: Mr. Davenport, Mr. Igdaloff, Mr. Vaden and Mr. Von der Porten. The Compensation Committee met two times in 2002.

     The Nominating Committee consists of four independent directors: Mr. Davenport, Mr. Shein (Chairman), Mr. Vaden and Mr. Von der Porten. The Nominating Committee did not meet during 2002, but did meet in early 2003 in connection with the nomination of the directors to be elected by the common stockholders for the 2003 Annual Meeting.

      The Board of Directors held four regular meetings and eight special meetings in 2002. During this period, each of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served.

      The independent directors receive an annual fee of $25,000 per year, plus $500 for each meeting of the Board of Directors, or a committee thereof, they attend. In addition, these directors are reimbursed for expenses related to their attendance at Board of Directors and committee meetings.

     Mr. Akin is the managing general partner of Talkot Capital, LLC. During 1999, Talkot Capital and several other investors invested in Infotec Commercial Systems, Inc. ("Infotec"), a privately held company that provided training in computer technology to businesses throughout the United States. In 2001, Mr. Akin served as Chairman of the Board of Directors of Infotec, which filed for relief under Chapter VII of the United States Bankruptcy Code resulting in the liquidation of the company's assets. The investors of Infotec, including Talkot Capital, did not receive any return on capital.

                               OWNERSHIP OF STOCK
                               ------------------

     The table below sets forth, as of March 31, 2003, the number of shares of common and preferred stock beneficially owned by owners of more than 5% of the Company's stock outstanding for each class, each director of the Company, and each executive officer named in the Summary Compensation Table under "Management of the Company", and the number of shares beneficially owned by all of the Company's directors and executive officers as a group. To the Company's knowledge, no other person beneficially owns more than 5% of the outstanding shares of each class of stock. Unless otherwise indicated, all persons named as beneficial owners of common and preferred stock have sole voting power and sole investment power with respect to the shares beneficially owned.

------------------------------------------------------------------------------------------------------------------------------------
                                                         Series A     Series B     Series C       Percent of        Percent of
     Name of Beneficial Owner           Common          Preferred     Preferred    Preferred     Common Stock    Preferred Stock
     ------------------------           ------          ---------     ---------    ---------     ------------    ---------------
Stephen J. Benedetti                       14,029           -             -            -               *                 -
J. Sidney Davenport                        25,356           -             -            -               *                 -
Thomas H. Potts                           326,495  (1)      -             -            -             3.00%               -
Donald B. Vaden                             9,483  (2)      -             -            -               *                 -
Barry S. Shein                                  -           -             -            -               *                 -
Eric P. Von der Porten(3)                 140,200           -          1,598        3,226            1.29%               *
Leon A. Felman                             11,570  (4)                    -        20,847  (5)         *               1.12%
Barry Igdaloff                             22,280  (6)  49,546  (7)   52,820  (8)  52,500  (9)         *               8.30%
Thomas B. Akin                            961,300 (10)  79,707 (11)  136,234 (12)  78,893 (13)       8.84%            15.79%

Rockwood Partners L.P., Rockwood          788,500       53,100        50,600       26,100            7.25%             6.95%
Asset Management, Inc. and Demeter
Asset Management, Inc., as  a
group(14)

All directors and executive             1,510,713      129,251       190,650      155,466           13.89%            25.47%
officers as a group
------------------------------------------------------------------------------------------------------------------------------------

      *Less than 1% of the outstanding shares of stock.
(1) Includes 9,077 shares of common stock owned of record by such person's children and spouse. (2) Includes 583 shares of common stock owned of record by such person's spouse.
(3) Includes 140,200 shares of common stock, 1,598 shares of Series B Preferred Stock and 3,226 shares of Series C Preferred Stock held by Leeward Capital, L.P. Mr. Von der Porten is the managing member of Leeward Investments, LLC, which is the general partner of Leeward Capital, L.P.
(4) Includes 87 shares of common stock owned of record by such person's spouse; 3,600 shares of common stock owned of record by The Leon A. Felman Keogh Profit Sharing Plan of which Mr. Felman is the Trustee; 3,150 shares of common stock owned of record by Homebaker Brand Profit Sharing Plan of which Mr. Felman is the Trustee; and 1,340 shares of common stock held of record by HLF Corporation of which Mr. Felman is an officer.
(5) Includes 11,670 shares of Series C Preferred Stock owned of record by Homebaker Brand Profit Sharing Plan of which Mr. Felman is the Trustee; 3,687 shares of Series C Preferred Stock owned of record by
      The Leon A. Felman  Keogh Profit  Sharing Plan of which Mr.  Felman is the Trustee; 350 shares of Series C Preferred Stock owned of record by
      The Felman Family Trust of which Mr. Felman is the Trustee; and 980 shares of Series C Preferred Stock owned of record by HLF Corporation of which Mr. Felman is an officer.
(6) Includes 22,280 shares of common stock owned by clients of Rose Capital of which Mr. Igdaloff is the sole proprietor. Shares are held with shared power to vote and dispose thereof.
(7) Includes 29,146 shares of Series A Preferred Stock owned by clients of Rose Capital. Shares are held with shared power to vote and dispose thereof.
(8) Includes 26,520 shares of Series B Preferred Stock owned by clients of Rose Capital. Shares are held with shared power to vote and dispose thereof.
(9) Includes 10,100 shares of Series C Preferred Stock owned by clients of Rose Capital. Shares are held with shared power to vote and dispose thereof.
(10) Includes 440,000 shares of common stock held by Talkot Crossover Fund, L.P. Mr. Akin is the managing general partner of Talkot Capital which is the general partner of Talkot  Crossover  Fund,  L.P.  Shares are held with shared power to vote and dispose thereof.
(11) Includes 60,550 shares of Series A Preferred Stock held by Talkot Crossover Fund, L.P. Mr. Akin is the managing general partner of Talkot Capital which is the general partner of Talkot Crossover Fund, L.P. Shares are held with shared power to vote and dispose thereof.
(12) Includes 81,537 shares of Series B Preferred Stock held by Talkot Crossover Fund, L.P. Mr. Akin is the managing general partner of Talkot Capital which is the general partner of Talkot Crossover Fund, L.P. Shares are held with shared power to vote and dispose thereof.
(13) Includes 17,909 shares of Series C Preferred Stock held by Talkot Crossover Fund, L.P. Mr. Akin is the managing general partner of Talkot Capital which is the general partner of Talkot Crossover Fund, L.P. Shares are held with shared power to vote and dispose thereof.
(14)  Address: 35 Mason Street, Greenwich, CT 06830. Shares are held with shared power to vote and dispose thereof.
--------------------------------------------------------------------------------

                            MANAGEMENT OF THE COMPANY
                            -------------------------

     The executive officer of the Company and his position is as follows:

         Name                     Age      Position(s) Held
         ----                     ---      ----------------
         Stephen J. Benedetti      40      Executive Vice President,
                                           Chief Financial Officer and Secretary

     The executive officer serves at the discretion of the Company's Board of Directors. Biographical information regarding Mr. Benedetti is set forth below:

     Stephen J. Benedetti has served as Executive Vice President, Chief Financial Officer and Secretary since September 2001. From May 2000 to September 2001, Mr. Benedetti had been the Acting Chief Financial Officer and Acting Secretary. From October 1997 until August 2001, Mr. Benedetti served as Vice President and Treasurer of the Company; and from September 1994 until December 1998, he served as Vice President and Controller. From March 1992 until September 1994, he served as Director of Accounting and Financial Reporting for National Housing Partnerships, a national multifamily housing syndicator and property management concern. Mr. Benedetti also served as audit manager for Deloitte & Touche from 1985 to 1992, where he provided audit and consulting services to various clients primarily in the financial services and real estate development industries. Mr. Benedetti graduated from Virginia Tech in 1985 with a bachelor's degree in accounting and became a Certified Public Accountant in 1986.

Executive Compensation
----------------------

     The Summary Compensation Table below includes individual compensation information on the President and the other most highly compensated executive officer whose salary and bonus exceeded $100,000 ("Named Officers") during 2002, 2001 and 2000.

                           Summary Compensation Table
                           --------------------------

                                                                                         Long-Term
                                                                                    Compensation Awards
                                                   Annual Compensation (1)        -------------------------        All Other
                                                ------------------------------              SARs                 Compensation
    Name and Principal Position         Year       Salary ($)       Bonus ($)             (#) (2)                   ($) (3)
----------------------------------   --------   -------------   --------------    -------------------------   ---------------------

Thomas H. Potts (4)                     2002       170,125          200,000                  -                       9,690
  President and Director                2001       315,000             -                     -                      32,315
                                        2000       315,000             -                   94,500                   32,361


Stephen J. Benedetti                    2002       180,000          120,000                  -                      36,365
  Executive Vice President,             2001       180,000           60,030                30,000                   46,721
  Chief Financial Officer,              2000       150,000          150,000                  -                       5,348
  Secretary
-----------------------------------------------------------------------------------------------------------------------------------

(1) Does not include perquisites and other personal benefits, securities or property where the aggregate amount of such compensation to an executive officer is the lesser of either $50,000 or 10% of annual salary and bonus.
(2) Stock Appreciation Rights ("SARs"). Amounts have been adjusted for the 1-for-4 stock split, effective August 1999.
(3) Amount for 2002 for Mr. Potts consists of matching and profit sharing con-tributions to the Company's 401(k) Plan in the amount of $9,450. Amount for 2002 for Mr. Benedetti consists of matching and profit sharing contributions to the Company's 401(k) Plan and 401(k) Overflow Plan in the amount of $36,020. Amounts for 2002 for Mr. Potts and Mr. Benedetti also consist of Group Term Life Insurance in the amount of $240 and $345, respectively.
(4) Thomas H. Potts had served as President of the Company until his resignation, effective June 30, 2002.

                  Aggregated SAR Exercises In Last Fiscal Year
                          And Year-End SAR Value Table
                  --------------------------------------------

     The table below presents the total number of SARs exercised by the Named Officers in 2002 and held by the Named Officers at December 31, 2002 (distinguishing between SARs that are exercisable as of December 31, 2002 and those that had not become exercisable as of that date) and includes the aggregate amount by which the market value of the SARs (including related Dividend Equivalent Rights ("DERs")) exceeds the exercise price at December 31, 2002.

                                                                                                     Value of Unexercised
                                SARs Exercised                Number of Unexercised                      In-the-money
                                   in 2002                      SARs at 12-31-02                       SARs at 12-31-02
                         -----------------------------  ----------------------------------  ----------------------------------------
                            Number          Value
                            of SARs       Realized      Exercisable      Unexercisable       Exercisable        Unexercisable
                         -------------- --------------  -------------   ----------------     -------------    -------------------
Thomas H. Potts                0             $0                 0                0                    0                 0

Stephen J. Benedetti           0              0            30,000                0              $85,200                 0

------------------------------------------------------------------------------------------------------------------------------------

SARs Granted During the Year
----------------------------

     No SARs were granted during 2002.

Employment Agreements
---------------------

     Mr. Potts' entered into an employment agreement with the Company, effective October 1, 2001. Under the terms of the agreement, Mr. Potts agreed to continue as an employee through June 30, 2002 at his prior base salary of $315,000 per annum, and was entitled to receive a minimum bonus of $200,000. Mr. Potts resigned as an officer of the Company, effective June 30, 2002. In addition, Mr. Potts received $3,300 for consulting fees subsequent to his resignation for services rendered to the Company as provided for under the terms of the employment agreement.

     Mr. Benedetti entered into an employment agreement with the Company, effective March 18, 2002. Mr. Benedetti's prior employment agreement dated September 4, 2001, was made a part of the new agreement. Under such agreement, which expires June 30, 2004, Mr. Benedetti receives his current base salary of $180,000 per annum, adjusted each January 1st for inflation. Mr. Benedetti received incentive compensation of $120,000 on June 30, 2002 and, thereafter is entitled to receive up to 66.7% of his base salary for the period ending each June 30th as approved by the Compensation Committee. The employment agreement will terminate in the event of Mr. Benedetti's death or total disability, may be terminated by the Company with "cause" (as defined therein) or for any reason other than cause, and may be terminated by the resignation of Mr. Benedetti. If the employment agreement is terminated by the Company for any reason other than cause, total disability or death, then the Company shall pay to Mr. Benedetti his salary for a period equal to the lesser of one year, or through the expiration date of the employment agreement. The Company also agreed to give Mr. Benedetti six months notice if his employment agreement would not be renewed. If the Company fails to give such notice by December 31, 2003, his employment period will be extended for six months from the date such notice is given.

Audit Committee Report
----------------------

     The following Audit Committee Report shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

     The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of any audits, reviews other professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of internal accounting controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange. The Board has adopted a new written charter for the Audit Committee which is included as an appendix to this proxy statement.

     The Audit Committee has reviewed and discussed with management and the independent accountants the Company's audited financial statements for fiscal year 2002. In addition, the Committee has communicated with the independent accountants the matters required to be communicated by Statement of Auditing Standards No. 61, "Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90."

     The Audit Committee has received from the independent accountants written disclosures and a letter concerning the independent accountants' independence from the Company, as required by Independence Standards Board Standard No. 61, "Independence Discussions with Audit Committees." These disclosures have been reviewed by the Committee, and discussed with the independent accountants as necessary.

     Based on these reviews and discussions, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2002 for filing with the Securities and Exchange Commission and recommended that Deloitte & Touche, LLP be retained by the Company to act as the independent certified public accountants for the year ending December 31, 2003.

                                   Audit Committee

                                   Donald B. Vaden, Chairman
                                   Leon A. Felman
                                   Barry S. Shein

Compensation Committee Report
-----------------------------

     The Compensation Committee of the Company's Board of Directors, which is comprised exclusively of directors who are not employees of the Company, administers the Company's executive compensation program. All issues pertaining to executive compensation are reviewed and approved by the Compensation Committee.

     The  Compensation   Committee   historically   designed  the  executive
compensation structure to reward long-term value created for stockholders and to reflect the business strategies and long-range plans of the Company. The guiding principles in regard to compensation were (i) to attract and retain key high caliber executives, (ii) to provide levels of compensation competitive with those offered by the Company's competitors, (iii) to motivate executives to enhance long-term stockholder value by linking stock performance (on a total return basis) with long-term incentive compensation, and (iv) to design a long-term compensation program that leads to management retention. Executive officer compensation was based on three principal components: base salary, annual bonus, and SARs (and related DERs) granted under the Company's Incentive Plan.

     During 2001 the Compensation Committee requested that Mr. Benedetti continue his employment with the Company through June 30, 2002 at the same base salary as in the prior period, and agreed to pay Mr. Benedetti a minimum bonus of $120,000 should he remain an employee through such date, subject to the Company's right to terminate Mr. Benedetti for "cause," all as set forth in an agreement dated September 4, 2001. In March 2002, the Compensation Committee requested Mr. Benedetti to enter into an employment agreement with the Company through June 30, 2004, at his current base salary of $180,000 per annum, adjusted each January 1st for inflation. Under such agreement, Mr. Benedetti was also entitled to and received incentive compensation of $120,000 on June 30, 2002, and thereafter is entitled to receive up to 66.7% of his base salary for the period ending each June 30th as approved by the Compensation Committee. Mr. Benedetti's prior employment agreement dated September 4, 2001 was made a part of the new agreement.

     The Compensation Committee has historically awarded SARs and related DERs under the Company's Incentive Plan to its executive officers. During the calendar year 2002, no SARS were awarded by the Compensation Committee.

                                   Compensation Committee

                                   Donald B. Vaden, Chairman
                                   J. Sidney Davenport
                                   Barry Igdaloff
                                   Eric P. Von der Porten

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     The  Compensation  Committee  consists of Mr.  Davenport,  Mr.  Vaden,  Mr.
Igdaloff and Mr. Von der Porten. During 2002, no interlocking relationship existed between any member of the Compensation Committee and the Company.

Certain Relationships and Related Transactions
----------------------------------------------

     The  Company  and  Dynex  Commercial,   Inc.  ("DCI")  entered  into  a
Litigation Cost Sharing Agreement in 2001 whereby the parties set forth how the costs of defending against certain litigation where both the Company and DCI have been named as defendants would be shared. The Company agreed to fund all costs of such litigation, including DCI's portion. The costs funded by the Company are considered loans and bear simple interest at the rate of Prime plus 8% per annum. Until December 2000, DCI was a subsidiary of Dynex Holding, Inc. ("DHI"), an affiliate of the Company which was merged into the Company in December 2000. All litigation against DCI relates to the activities of DCI while it was a subsidiary of DHI. As of December 31, 2002, the Company has funded $2,393,000 of litigation costs, including settlement amounts. DCI has no assets, and has asserted counterclaims in the litigation. The parties agreed that any proceeds from any counterclaims would be distributed 100% to the Company and 0% to DCI. ICD Holding, Inc. is the sole shareholder of DCI. Mr. Potts and Mr. Benedetti are the shareholders of ICD Holding, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Based solely upon a review of all Forms 3, 4 and 5 furnished to the Company with respect to 2002 and representations made to the Company by certain reporting persons, the Company knows of no person that failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during 2002.

Total Return Comparison
-----------------------

     The following graph demonstrates a five year comparison of cumulative total returns for the common stock of Dynex Capital, Inc. ("DX"), the Standard & Poor's 500 Stock Index ("S&P 500"), and the SNL All MBS REIT Index (the "Peer Group"). The table below assumes $100 was invested at the close of trading on December 31, 1997 in DX common stock, S&P 500, and Peer Group.

                      Comparative Five-Year Total Returns *
                           DX, S&P 500, and Peer Group
                 (Performance Results through December 31, 2002)
                 -----------------------------------------------



                                 GRAPH OMITTED



                  1997      1998       1999       2000       2001       2002
                  ----      ----       ----       ----       ----       ----
   DX            100.00     37.96      13.21       2.05       4.31       9.93
   S&P 500       100.00    128.55     155.60     141.42     124.63      96.95
   Peer Group    100.00     67.84      46.07      55.37      97.08     125.88

* Cumulative total return assumes reinvestment of dividends. The source of this information is SNL Financial L.C. The factual material is obtained from sources believed to be reliable, but SNL Financial is not responsible for any errors or omissions contained herein.


                             APPOINTMENT OF AUDITORS
                             -----------------------

     The  Board  of   Directors   has   appointed   Deloitte  &  Touche  LLP
("Deloitte"), independent certified public accountants, to examine the financial statements of the Company for the year ended December 31, 2003. Holders of the common stock of the Company will be asked to approve this appointment at the Annual Meeting. Deloitte has been the Company's independent accountants since July 1998. A representative of Deloitte is expected to be present at the Annual Meeting and will be provided with an opportunity to make a statement and to respond to appropriate questions from stockholders.

     The Board recommends a vote FOR the proposal to approve Deloitte & Touche LLP as the Company's auditors for the year ended December 31, 2003.


                                   AUDIT FEES
                                   ----------

     The aggregate fees billed by Deloitte for professional services ren-dered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $274,154. Also included in the aggregate fees were the professional services rendered in connection with the amendment of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and, Quarterly Report on Form 10-Q for the period ended March 31, 2002, for the restatement of certain of its collateral for collateralized bonds, which was effective in the quarter.


          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
          ------------------------------------------------------------

     There were  no professional   services   rendered  by  Deloitte  for infor-
mation technology services relating to financial information systems design and implementation during 2002.


                                 ALL OTHER FEES
                                 --------------

     The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above for the fiscal year ended December 31, 2002, were approximately $58,435.


                                 VOTES REQUIRED
                                 --------------

     The election of five directors to be elected by the holders of the shares of the Company's common stock requires a plurality of votes by the holders of the shares of the Company's common stock cast at the meeting. The election of two directors to be elected by the holders of the shares of the Company's preferred stock requires a plurality of votes by the holders of the shares of the Company's preferred stock cast at the meeting. To appoint Deloitte as independent auditors for the Company fiscal year 2003 will require a majority of votes by the holders of the shares of the Company's common stock cast at the meeting.

     The following principles of Virginia law apply to the voting of shares of capital stock at the meeting. The presence in person or by proxy of stock-holders entitled to vote a majority of the outstanding shares of common stock will constitute a quorum for all matters upon which holders of the common stock are entitled to vote. The presence in person or by proxy of stockholders entitled to vote a majority of the outstanding shares of preferred stock will constitute a quorum for the matter upon which holders of the preferred stock are entitled to vote. Shares represented by proxy or in person at the meeting, including shares represented by proxies that reflect abstentions, will be counted as present in the determination of a quorum. An abstention as to any particular matter, however, does not constitute a vote "for" or "against" such matter. "Broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions.


                                  OTHER MATTERS
                                  -------------

     The management and the Board of Directors of the Company know of no other matters to come before the Annual Meeting other than those stated in the notice of the meeting. However, if any other matters are properly presented to the stockholders for action, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.


                              STOCKHOLDER PROPOSALS
                              ---------------------

     Any proposal which a stockholder may desire to present to the 2004 Annual Meeting of Stockholders and to have included in the Company's Proxy State-ment must be received in writing by the Secretary of the Company prior to December 12, 2003. Any proposals of Stockholders to be presented at the 2004 Annual Meeting which are delivered to the Company later than February 25, 2004 will be voted by the proxy holders designated for the 2004 Annual Meeting in their discretion.

                                   By the order of the Board of Directors

                                   Stephen J. Benedetti
                                   Executive Vice President and
                                    Chief Financial Officer

April 21, 2003

                                                                     APPENDIX  A


                               DYNEX CAPITAL, INC.
                             Audit Committee Charter

I.   STATEMENT OF POLICY

     This Charter specifies the scope of the responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Dynex Capital, Inc. (the "Company"), and how the Committee carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing and reporting to the Board upon (i) the financial reports and other financial information provided by the Company to any governmental body or to the public,
(ii) the Company's systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and (iii) the Company's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

     A. Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

     B. Review and appraise the audit efforts and independence of the Company's auditors.

     C. Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

     The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

II.  ORGANIZATION AND MEMBERSHIP REQUIREMENTS

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A member of the Committee shall be considered independent if, among other things, such Director:

     A. is not an employee of the Company or its affiliates and has not been employed by the Company or its affiliates within the past three years;

     B. is not a member of the immediate family of an executive officer of the Company or its affiliates who currently serves in that role or did so during the past three years;

     C. has not accepted more than $60,000 in compensation from the Company during the previous fiscal year (excluding compensation and the related benefits for Board service, retirement plan benefits or non-discretionary compensation);

     D. has not been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed 5% of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

     E. is not an executive of another entity on whose Compensation Committee any of the Company's current executives serves.

     All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement or will be able to do so within a reasonable time after their appointment. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

     The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.  MEETINGS

      The Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent auditors and management on a quarterly basis to review the Company's financial statements consistent with Section IV.A.5. below.

IV.   SPECIFIC DUTIES

      To fulfill its responsibilities and duties the Committee shall:

      A.  Documents/Reports to Review

          1. Review and reassess the Charter's adequacy periodically, and at least annually, as conditions dictate.

          2. Review the Company's annual audited financial statements, including a discussion of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

          3. Review the regular Management Letter to management prepared by the independent auditors and management's response.

          4. Review related party transactions for potential conflicts of interests.

          5. Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company's Form 10-Ks and Form 10-Qs, including a discussion of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended. These meetings should include a discussion of the independent auditors, judgment of the quality of the Company's accounting and any uncorrected misstatements as a result of the auditors' quarterly review.

          6. Based on the review and discussions referred to in Sections IV.A.2, IV.A.5 and IV.B.2, determine whether to recommend to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

          7. Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

     B.  Independent Auditors

         1. Recommend to the Board the selection of the independent auditors, considering independence and effectiveness. The independent auditors will ultimately be accountable to the Committee and the Board.

         2. Obtain from the independent auditors, on a periodic basis, a formal written statement delineating all relationships between the auditor and the Company, and discuss with the auditor any disclosed relationships or services that may impact auditor objectivity and independence (consistent with Independence Standards Board Standard No. 1).

         3. Take, or recommend that the Board take, appropriate action to over-see the independence of the outside auditor.

         4. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

         5. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

     C.  Financial Reporting Processes

         1. In consultation with the independent auditors, review the integrity of the Company's financial reporting processes, both internal and external.

         2. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         3. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

     D.  Process Improvement

         1.  Review with  management  and the  independent  auditors any
significant  judgments  made  in  management's   preparation  of  the  financial
statements and the view of each as to appropriateness of such judgments.

         2. Review with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         3. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

         4. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

         5. Provide oversight and review the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

     E.  Ethical and Legal Compliance

         1.  Review whether management has set an appropriate  corporate
"tone" for quality financial reporting, sound business practices and ethical behavior.

         2. Review whether management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

         3. Review management's monitoring of compliance with the Foreign Corrupt Practices Act.

         4. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

         5. Review with the Company's counsel any legal matter that could have a significant impact on the Company's financial statements.

         6. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

         7. If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

                            COMMON SHAREHOLDER PROXY

                               DYNEX CAPITAL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Thomas H. Potts and Stephen J. Benedetti, and each of them as proxies of the undersigned, with full power of substitution, and authorizes each of them to represent the undersigned and to vote, as designated on this card, all the shares of common stock of Dynex Capital, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Place At Innsbrook, 4036 Cox Road, Glen Allen, Virginia, on Friday, May 30, 2003 at 9:00 a.m. Eastern Time, or any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting, and the related proxy statement, a copy of which has been received by the undersigned, and in their discretion upon any adjournments or postponements of the meeting.

The Board of Directors recommends a vote FOR Proposals 1 and 2.

 1.  Election of Directors

Thomas B. Akin                   |_|  FOR        |_|  AGAINST     |_|  ABSTAIN
J. Sidney Davenport              |_|  FOR        |_|  AGAINST     |_|  ABSTAIN
Thomas H. Potts                  |_|  FOR        |_|  AGAINST     |_|  ABSTAIN
Donald B. Vaden                  |_|  FOR        |_|  AGAINST     |_|  ABSTAIN
Eric P. Von der Porten           |_|  FOR        |_|  AGAINST     |_|  ABSTAIN


 2. Proposal to ratify the appointment of Deloitte & Touche LLP, independent certified public accountants, as auditors of the Company.

                                 |_|  FOR        |_|  AGAINST     |_|  ABSTAIN

If no direction is made, this proxy will be voted FOR each of the nominees listed under Proposal 1 and FOR Proposal 2.

In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or agent, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Date: _________________________________, 2003


                                   _____________________________________________
                                                     Signature


                                   _____________________________________________
                                            Signature, if held jointly

                                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                     CARD  PROMPTLY USING THE ENCLOSED ENVELOPE.

                           PREFERRED SHAREHOLDER PROXY

                               DYNEX CAPITAL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas H. Potts and Stephen J. Benedetti and each of them as proxies of the undersigned (the "Proxies"), with full power of substitution, and authorizes each of them to represent and vote all shares of Preferred Stock of Dynex Capital, Inc. held by the undersigned (the "Preferred Shares") as directed in connection with the election of the preferred directors at the Annual Meeting of Stockholders to be held at The Place At Innsbrook, 4036 Cox Road, Glen Allen, Virginia, on Friday, May 30, 2003 at 9:00 a.m. Eastern Time or at any adjournments or postponements thereof.

Please instruct the Proxies how to vote your shares for either one or two of the nominees listed below by placing an "X" in the appropriate box(es). Do not mark more than one box for each nominee. Preferred Proxy Cards not properly completed will not be counted.

Election of Directors
---------------------

Leon A. Felman                   |_|  FOR        |_|  AGAINST     |_|  ABSTAIN
Barry Igdaloff                   |_|  FOR        |_|  AGAINST     |_|  ABSTAIN

When properly executed, this Preferred Proxy Card will cause the Proxies to vote the Preferred Shares in the manner directed on this Proxy Card by the undersigned. If no direction is given or if this Preferred Proxy Card is not completed in accordance with its instructions, the Proxies will abstain from voting the Preferred Shares.

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or agent, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Date: _________________________________, 2003


                                   _____________________________________________
                                                     Signature


                                   _____________________________________________
                                            Signature, if held jointly

                                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                     CARD  PROMPTLY USING THE ENCLOSED ENVELOPE.